               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

         COHEN & STEERS REALTY INCOME FUND, INC.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                    COHEN & STEERS REALTY INCOME FUND, INC.
                   757 THIRD AVENUE, NEW YORK, NEW YORK 10017
                                 (212) 832-3232

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 23, 1998

                            ------------------------

To the Stockholders of
COHEN & STEERS REALTY INCOME FUND, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the 'Meeting') of Cohen & Steers Realty Income Fund, Inc. (the 'Fund') will be held at the offices of the Fund, 757 Third Avenue, 20th Floor, New York, New York 10017, on April 23, 1998 at 10:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated March 18, 1998:

          1. To elect two Directors of the Fund, to hold office for a term of three years and until his successor is duly elected and qualified;

          2. To ratify or reject the selection of Coopers & Lybrand L.L.P. as independent certified public accountants of the Fund for its fiscal year ending December 31, 1998; and

          3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Directors have fixed the close of business on March 11, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Directors.

                                          By order of the Board of Directors,

                                          ROBERT H. STEERS
                                          Secretary

New York, New York
March 18, 1998

                             YOUR VOTE IS IMPORTANT

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.

                                PROXY STATEMENT
                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----

Introduction...............................................................................................     1
Proposal One: Election of Directors........................................................................     2
Proposal Two: Ratification or Rejection of Selection of Independent Certified Public Accountants...........     5
Certain Information Regarding the Adviser and the Administrator............................................     5
Officers of the Fund.......................................................................................     5
Submission of Proposals for the Next Annual Meeting of Stockholders........................................     6
Other Matters..............................................................................................     6
Votes Required.............................................................................................     6

                                PROXY STATEMENT
                    COHEN & STEERS REALTY INCOME FUND, INC.
                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 832-3232

                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 23, 1998
                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Cohen & Steers Realty Income Fund, Inc., a Maryland corporation (the 'Fund'), to be voted at the Annual Meeting of Stockholders of the Fund, to be held at the offices of the Fund, 757 Third Avenue, 20th Floor, New York, New York 10017, on April 23, 1998 at 10:00 a.m., and at any adjournments thereof (collectively, the 'Meeting'). Such solicitation will be by mail and the cost (including printing and mailing this Proxy Statement, meeting notice and form of proxy, as well as any necessary supplementary solicitation) will be borne by the Fund pursuant to the terms of the investment advisory agreement described below. The Notice of Meeting, Proxy Statement and Proxy are being mailed to stockholders on or about March 18, 1998.

     The presence in person or by proxy of the holders of record of one-third of the shares of the Fund entitled to vote thereat shall constitute a quorum at the Meeting. If, however, such quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Fund present in person or by proxy shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite amount of shares entitled to vote at the Meeting shall be present. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker 'non-votes' (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a 'no' vote for purposes of obtaining the requisite approval of each proposal.

     The Board of Directors has fixed the close of business on March 11, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. The outstanding voting shares of the Fund as of March 11, 1998 consisted of 2,928,895 shares of common stock, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of the two Directors and for the ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent certified public accountants for its fiscal year ending

December 31, 1998. Any stockholder may revoke his proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at its offices at 757 Third Avenue, New York, New York 10017, or by signing another proxy of a later date or by personally casting his vote at the Meeting.

     The most recent annual and semi-annual reports of the Fund, including financial statements, have been previously mailed to stockholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Fund at 757 Third Avenue, New York, New York 10017,
(800) 437-9912 and they will be sent promptly by first-class mail.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTOR

     At the Meeting, two Directors will be elected, to serve for a term of three years and until his successor is duly elected and qualified. The nominees are Martin Cohen and Jeffrey H. Lynford, who, if elected, will serve for a term to expire in 2001. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees.

     At the Annual Meeting of stockholders held on May 23, 1989, the Fund's stockholders elected the Board of Directors to staggered terms. Accordingly, the term of office of only a single class of Directors will expire in 1998. As a result of this system, only those Directors in any one class may be changed in any one year, and it would require two years or more to change a majority of the Board of Directors. This system of electing Directors, which may be regarded as an 'anti-takeover' provision, may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of Directors.

     The nominees have consented to serve as Directors. The Board of Directors of the Fund knows of no reason why the nominee would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend.

     Certain information concerning Mr. Cohen, Mr. Lynford and the other members of the Board of Directors is set forth as follows:

                                                                                                       APPROXIMATE
                                                                                                          NUMBER
                                                                                                        OF SHARES
                                                                          YEAR                      BENEFICIALLY OWNED
             NAME, POSITIONS AND OFFICES WITH THE FUND,                  FIRST       YEAR TERM         DIRECTLY OR
                  AGE, PRINCIPAL OCCUPATIONS DURING                     BECAME A    AS DIRECTOR      INDIRECTLY AS OF
             THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS                DIRECTOR    WILL EXPIRE     DECEMBER 31, 1997
---------------------------------------------------------------------   --------    ------------    ------------------
Gregory C. Clark* ...................................................     1988             1999            1,000
  Director, 51. Director, Cohen & Steers Total Return Realty Fund,
  Inc. ('RFI'), Cohen & Steers Realty Shares, Inc. ('CSR'), Cohen &
  Steers Special Equity Fund, Inc. ('CSS'), and Cohen & Steers Equity
  Income Fund, Inc. ('CSI'). Principal of Wellspring Management
  Group, Inc. Mr. Clark's address is 376 Mountain Laurel Dr., Aspen,
  Colorado.


                                                  (table continued on next page)

(table continued from previous page)

                                                                                                       APPROXIMATE
                                                                                                          NUMBER
                                                                                                        OF SHARES
                                                                          YEAR                      BENEFICIALLY OWNED
             NAME, POSITIONS AND OFFICES WITH THE FUND,                  FIRST       YEAR TERM         DIRECTLY OR
                  AGE, PRINCIPAL OCCUPATIONS DURING                     BECAME A    AS DIRECTOR      INDIRECTLY AS OF
             THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS                DIRECTOR    WILL EXPIRE     DECEMBER 31, 1997
---------------------------------------------------------------------   --------    ------------    ------------------
Martin Cohen** ......................................................     1988             2001 'D'     70,542'D''D'
  Director, President and Treasurer, 49. Director, RFI, CSR, CSS and
  CSI. President of Cohen & Steers Capital Management, Inc., the
  Fund's Investment Adviser, since 1986. Mr. Cohen's address is 757
  Third Avenue, New York, New York.
George Grossman* ....................................................     1988             2000          1,000
  Director, 44. Director, RFI, CSR, CSS and CSI. Attorney at law. Mr.
  Grossman's address is 17 Elm Place, Rye, New York.
Jeffrey H. Lynford* .................................................     1988             2001 'D'      1,500
  Director, 50. Director, RFI, CSR, CSS and CSI. Chairman of
  Wellsford Real Properties, Inc. since 1997, Chairman of Wellsford
  Group, Inc. since 1986 and Chairman of Wellsford Residential
  Property Trust from 1992 to May 1997. Mr. Lynford is also a Trustee of Equity Residential Trust and an Emeritus Trustee of the National
  Trust for Historic Preservation. Mr. Lynford's address is 610 Fifth
  Avenue, New York, New York.
Willard H. Smith, Jr.* ..............................................     1996             1999            500
  Director, 61. Director, RFI, CSR, CSS and CSI. Board member of
  Essex Property Trust, Inc., Highwoods Properties, Inc., Realty
  Income Corporation and Willis Lease Finance Corporation. Managing
  director at Merrill Lynch & Co., Equity Capital Markets Division
  from 1983 to 1995. Mr. Smith's address is 7 Slayton Drive, Short
  Hills, New Jersey.
Robert H. Steers** ..................................................     1988             2000         22,612'D''D'
  Director, Chairman and Secretary, 45. Director, RFI, CSR, CSS and
  CSI, Chairman of Cohen & Steers Capital Management, Inc., the
  Fund's Investment Adviser, since 1986. Mr. Steers' address is 757
  Third Avenue, New York, New York.

------------

 * Member of the Audit Committee.

** 'Interested person,' as defined in the Investment Company Act of 1940, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's investment adviser.

 'D'   If elected at the Meeting.

'D''D' Includes 22,242 shares owned beneficially and of record by Cohen & Steers
       Capital Management, Inc., the Fund's investment adviser.

     During the Fund's fiscal year ended December 31, 1997, the Board of Directors met four times. All of such Directors attended all of the meetings of the Board of Directors. The Fund maintains an Audit Committee of the Board of Directors which is composed of all the Directors who are not 'interested persons' of the Fund within the meaning of the Investment Company Act of 1940 (the 'Act'). The Audit Committee met twice during the fiscal year ended December 31, 1997 for the purposes described below in Proposal Two. Directors of the Fund who are not interested persons of the Fund are paid an annual retainer of $5,500 and a fee of $500 for each meeting attended and are reimbursed for the expenses of attendance at such meetings and, for the fiscal year ended December 31, 1997, such fees and expenses paid by the Fund totaled $33,601.

     As of March 11, 1997 the Directors and officers of the Fund as a group owned 2.56% of the shares of the Fund.

     COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended December 31, 1997. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. In the column headed 'Total Compensation Paid to Directors by Fund Complex,' the number the compensation paid to each Director represents the five funds that each director serves in the fund complex. The Directors do not receive any pension or retirement benefits from Fund Complex.

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED DECEMBER 31, 1997

                                                                                                        TOTAL
                                                                                      AGGREGATE      COMPENSATION
                                                                                     COMPENSATION      PAID TO
                                                                                         FROM        DIRECTORS BY
                             NAME OF PERSON, POSITION                                 REGISTRANT     FUND COMPLEX
----------------------------------------------------------------------------------   ------------    ------------
Gregory C. Clark*, Director.......................................................      $7,500         $ 31,458
Martin Cohen**, Director and President............................................      $    0         $      0
George Grossman*, Director........................................................      $7,500         $ 31,458
Jeffrey H. Lynford*, Director.....................................................      $7,500         $ 31,458
Willard H. Smith, Jr.*, Director..................................................      $7,500         $ 31,458
Robert H. Steers**, Director and Chairman.........................................      $    0         $      0

------------

 * Member of the Audit Committee.

** 'Interested person,' as defined in the Act, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's investment adviser.

                            ------------------------

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934 (the 'Exchange Act') and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Directors, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ('Reporting Persons') to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the American Stock Exchange. Such persons are required by Securities and Exchange Commission regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended December 31, 1997, all filing requirements applicable to its Reporting Persons were met with.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE ELECTION OF EACH NOMINEE TO SERVE AS A DIRECTOR OF THE FUND.

                                  PROPOSAL TWO
                   RATIFICATION OR REJECTION OF SELECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors recommends that the stockholders of the Fund ratify the selection of Coopers & Lybrand L.L.P., independent certified public accountants, to audit the accounts of the Fund for the fiscal year ending December 31, 1998. Their selection was approved by the vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Directors who are not 'interested persons' of the Fund within the meaning of the Act, at a meeting held on March 10, 1998. Coopers & Lybrand L.L.P. has audited the accounts of the Fund since prior to the Fund's commencement of business on August 23, 1988 and does not have any direct financial interest or any material indirect financial interest in the Fund. A representative of Coopers & Lybrand L.L.P. is expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors meets twice each year with representatives of Coopers & Lybrand L.L.P. to discuss the scope of their engagement and review the financial statements of the Fund and the results of their examination thereof.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE FUND.

                 CERTAIN INFORMATION REGARDING THE ADVISER AND
                               THE ADMINISTRATOR

     The Fund has retained Cohen & Steers Capital Management, Inc., a New York corporation with offices at 757 Third Avenue, New York, New York 10017, to serve as its investment adviser and manager (the 'Adviser') under an investment advisory agreement dated August 23, 1988. Martin Cohen and Robert H. Steers may be deemed to be 'controlling persons' of the Adviser on the basis of their ownership of more than 10% of the Adviser's stock. Their address is 757 Third Avenue, New York, New York 10017. Chase Global Funds Services Company, with offices at 73 Tremont Street, Boston Massachusetts 02108, serves as administrator to the Fund.

                              OFFICERS OF THE FUND

     The principal officers of the Fund and their principal occupations during the past five years are set forth below. The address of each of the following persons is 757 Third Avenue, New York, New York 10017.

     Robert H. Steers, Chairman and Secretary (see Proposal One, 'Election of Directors,' at page 3 for biographical information).

     Martin Cohen, President and Treasurer (see Proposal One, 'Election of Directors,' at page 3 for biographical information).

     Elizabeth O. Reagan, Vice President, age 35, joined the Adviser in 1987, and has been Senior Vice President since 1996 and prior to that was a Vice President since 1990.

     Adam Derechin, Vice President and Assistant Treasurer, age 33, joined the advisor in 1993 and has been a Vice President since 1995.

                      SUBMISSION OF PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the next annual meeting of stockholders must be received by the Fund by November 17, 1998 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

     Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                                 VOTES REQUIRED

     The presence in person or by proxy of the holders of one-third of the outstanding shares is required to constitute a quorum at the Meeting. The election of the Director, as set forth in Proposal 1, will require a vote of the holders of a plurality of the Fund's shares present at the Meeting. Ratification of the selection of the independent certified public accountants, as set forth in Proposal 2, will require a vote of the holders of a majority of the Fund's shares present at the Meeting.

     If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Director and for the other proposals.

                                          By order of the Board of Directors,

                                          ROBERT H. STEERS
                                          Secretary

March 18, 1998
New York, New York

                                   APPENDIX 1
                                   PROXY CARD

                      COHEN & STEERS REALTY INCOME FUND, INC.
                                757 Third Avenue
                            New York, New York 10017
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    Revoking any such prior appointments, the undersigned appoints Martin Cohen and Robert H. Steers (or if only one shall act then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers Realty Income Fund, Inc. (the "Fund") registered in the name of the undersigned at the Annual Meeting of the Stockholders to be held at the offices of the Fund, 757 Third Avenue, New York, N.Y. 10017 on April 23, 1998 at 10:00 a.m. and at any adjournments thereof:

                                           PLEASE SIGN IN BOX BELOW

                          Receipt acknowledged of the Proxy Statement for
                          the Annual Meeting of Stockholders to be held on April 23, 1998.
                          ---------------------------------------------------


                          ---------------------------------------------------
                          Signature(s)

                          Date_______________, 1998

                          I (we) do [ ] do not [ ] expect to be present at the meeting.

                          THIS PROXY IS CONTINUED ON THE REVERSE SIDE.      150

             Please vote by filling in the appropriate box(es) below.

                                                                  FOR     WITHHOLD
                                                                         AUTHORITY
1.  To elect Martin Cohen and Jeffrey H. Lynford as Directors.    [ ]        [ ]

    To withhold authority to vote for a nominee, write the nominee's name on the line below.

----------------------------------------------------------------

                                                                  FOR      AGAINST     ABSTAIN
2.  To ratify the selection of Coopers & Lybrand L.L.P. as        [ ]       [ ]         [ ]
    independent certified public accountants of the Fund for its fiscal year ending December 31, 1998.

3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The shares of common stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of the nominee for Director and
FOR Proposal 2.                                                              150







                          STATEMENT OF DIFFERENCES
                          ------------------------

The dagger symbol shall be expressed as...............................   'D'